SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 18, 1995
                                                --------------------------------

                          HEALTHY PLANET PRODUCTS, INC.
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               (Exact Name of Registrant as specified in charter)


        Delaware                        1-13048                     94-2601764
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(State or other jurisdiction of       (Commission            (IRS Employer
incorporation)                        File Number)           Identification No.)


1129 N. McDowell Boulevard, Petaluma, California                  94954
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code   (707) 778-2280
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(Former name or former address,  if changed since
last report.)



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ITEM 5.      OTHER EVENTS.

         On December 18, 1995, the Company entered into a Licensing Agreement with Twin Oaks Publishing Limited ("Twin Oaks"), a United Kingdom corporation, pursuant to which the Company granted a license to use and utilize the Company's registered mark "Healthy Planet Products" Logo Design and photographic images to manufacture, market and sell the Company's greeting cards, gifts and stationery products in the territory consisting of the United Kingdom, Northern Ireland, Belgium, Luxembourg, Netherlands, France, Italy, Spain, Portugal, Germany, Greece, Denmark, Eire, Finland, Austria, Sweden, Isle of Man, The Channel Islands and Norway (the "Territory"). The license does not extend to the right to use The Sierra Club name and logo or the name and logo of any other company or entity from whom the Company has received a license.

         The license granted to Twin Oaks is for a five-year term commencing March 1, 1996 through February 28, 2001. The License Agreement provides for quality control and prior approval by the Company of all licensed products. Twin Oaks is to pay the Company a royalty equal to 7% of the gross sales price of licensed articles, less deductions for returns and discounts, with minimum royalties ranging from 12,285(pound) ($19,000 U.S. dollars based on current exchange rates) for the first licensed year to 81,900(pound) ($127,000 U.S. dollars based on current exchange rates) for the last license year. The Company may terminate the License Agreement in the event of a breach by the licensee, which breach is not cured within 30 days after written notice.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         Exhibit No.                   Description of Exhibit
         ----------                    ----------------------

             10.1        License Agreement between Healthy Planet Products, Inc.
                         and Twin Oaks Publishing Limited dated December 18,
                         1995.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             HEALTHY PLANET PRODUCTS, INC.



                                          By   s/  Bruce A. Wilson
                                          --------------------------------------
                                            Bruce A. Wilson, President,
                                            Chief Executive, Chief Operating and
                                            Chief Financial Officer


Dated:   January 11, 1996

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